REORGANIZATION AGREEMENT

     THIS REORGANIZATION AGREEMENT entered into this 30th day of October 1997 by, between and among Eurotronics Holdings Incorporated ("Eurotronics"), a Utah corporation, Saxx Capital Holdings, Inc. ("Saxx Holdings") an Ontario, Canada Corporation that is a wholly-owned subsidiary of Eurotronics and Saxx Capital, Inc., an Ontario, Canada Corporation ("Saxx").

NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants,   agreements,
representations and warranties herein contained, the parties hereby agree as follows:

1. Merger. Eurotronics agrees to cause to be organized, Saxx Holdings as an Ontario, Canada corporation and its wholly-owned subsidiary, all for the purpose and to the extent deemed necessary by Eurotronics to permit Saxx Holdings to execute an acceptance of the terms of this Agreement pertaining to the merger of Saxx Holdings with and into Saxx as the surviving corporation, and the form of plan of merger attached to this Agreement (Exhibit "A"). At such time as Saxx Holdings has been organized and is, in the opinion of Eurotronics, permitted by law to execute an acceptance of this Agreement, the board of directors of Saxx Holdings shall adopt resolutions authorizing the execution and delivery of such acceptance and the plan of merger, and approving the transactions contemplated thereby. On adoption of such resolutions and in consideration of the execution and delivery of this Agreement by Saxx, Saxx Holdings shall execute and deliver to Eurotronics duplicate copies of the acceptance of this Agreement and plan of merger. Saxx shall survive the merger with Saxx Holdings and become a wholly-owned subsidiary of Eurotronics.

2. Exchange of Shares. Pursuant to this Agreement, 100% of the Saxx common stock outstanding shall be exchanged and converted into 144,500,000 shares of Eurotronics common stock (the "Exchanged Stock") on the date of Closing as defined in Section (10) ( "Closing"). After Closing, the owners of the Saxx common stock shall, on surrender to Eurotronics or its Escrow agent of the certificate or certificates representing the Saxx common stock, be entitled to receive a certificate or certificates evidencing shares of the Exchanged Stock as provided herein. At Closing, all previously issued shares of common stock of Saxx shall be canceled, and all rights in respect thereof shall cease. The shares of Exchanged Stock issued pursuant to this Section 2 and the merger shall be, when issued, legally issued, fully paid, and non-assessable. The merger shall become effective at the time articles of merger are filed with the Secretary of State of the state of Utah and/or Ontario, Canada, and shall have the effect set forth in the corporation law of the state of Utah and/or Ontario, Canada. As the surviving corporation, Saxx may take any action in the name and on behalf of either Saxx Holdings or Saxx in order to carry out and effectuate the transactions contemplated by this Agreement.

      a. The directors and officers of Saxx immediately prior to the merger will remain the directors and officers of Saxx after the merger.

      b. The Articles of Incorporation of Saxx in effect immediately prior to the merger will remain the Articles of Incorporation after the merger, without any modification or amendment as a result of the merger.

      c. The Bylaws of Saxx in effect immediately prior to the merger will remain the Bylaws after the merger, without any modification or amendment as a result of the merger.

3. Warranties and Representations of Saxx In order to induce Eurotronics to enter into the Agreement and to complete the transaction contemplated hereby, Saxx warrants and represent to Eurotronics that:

      a. Organization and Standing. Saxx is a corporation duly organized, validly existing and in good standing under the laws of Ontario, Canada, is qualified to do business with a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "B" are true and correct copies of Saxx's Certificate of Incorporation, Amendments thereto and all current By-laws. No changes thereto will be made in any of the Exhibit "B" documents before Closing.

      b. Capitalization. As of Closing, Saxx's entire authorized equity capital consists of ______________ shares of Common Stock, of which
         ____________ shares of Common Stock will be outstanding as of the Closing. As of Closing, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which Saxx is bound, calling for the issuance of any additional shares of Common Stock of any other voting or equity security. The Saxx Common Shares constitute 100% of the equity capital of Saxx, which includes, inter alia, 100% of Saxx's voting power, right to receive dividends, when, and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

      c. Ownership of Saxx Shares As of the date hereof, the owners of the Saxx stock are the true owners of the Saxx Common Shares, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the Saxx Common Shares will not have been registered under the 1933 Act, or any applicable State Securities Laws.

      d. Taxes. Saxx has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on Saxx.

      e. Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Saxx, that arise out of their operation of Saxx, except as described in Exhibit "C" attached hereto. Saxx is not knowingly in violation of any Federal or State law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, services or securities.

      f. Corporate Records. All of Saxx's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

4. Warranties and Representations of Eurotronics. In order to induce Saxx to enter into this Agreement and to complete the transaction contemplated hereby, Eurotronics warrants and represents to Saxx that:

      a. Organization and Standing. Eurotronics is a corporation duly organized, validly existing and in good standing under the laws of Utah, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

      b. Capitalization. Eurotronics' entire authorized equity capital consists of 200,000,000 shares of voting Common Stock, 0.0001 par value. As of the Closing, Eurotronics shall have a total of 25,500,000 shares of its Common Stock issued and outstanding. After giving effect to the 144,500,000 shares of restricted stock issued to Saxx pursuant to the Reorganization, there will be a total of 170,000,000 shares of Eurotronics issued and outstanding. Upon such issuance, all of the Eurotronics Common Stock will be validly issued fully paid and non-assessable. The relative rights and preferences of Eurotronics' equity securities are set forth in Eurotronics' Articles of Incorporation and By-laws, as amended (Exhibit "G"). There are no voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which Eurotronics is bound, calling for the issuance of any additional shares of Common Stock or any other voting or equity security. Accordingly, as of the Closing the 144,500,000 shares being issued to Saxx will constitute approximately 85% of the total outstanding shares of Eurotronics, which includes inter alia, that same percentage of Eurotronics' voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to Common Stock, if any.

      c. Taxes. At or before Closing, Eurotronics will have filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies and has paid all taxes as shown on such returns. All of such returns are true and complete.

      d. Pending Actions.  To the best of Eurotronics'  knowledge,  there are no legal actions, lawsuits, proceedings of investigations, either administrative of judicial, pending or threatened against Eurotronics, or against any of Eurotronics' officers or directors and arising out of their operation of Eurotronics. Eurotronics is not an investment company as defined in or otherwise subject to regulation under, the Investment Company Act of 1940.

      e. Corporate Records. All of Eurotronics' books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation: Upon request all of said books and records will be delivered to Saxx.

      f. Financial Statements. At or before the Closing, Eurotronics will provide Saxx with audited financial statements through year end December 31, 1996. Such audited financial statements shall be prepared in accordance with U.S. GAAP by independent certified public accountants with substantial SEC experience.

      g. Financial Condition. As of the Closing, Eurotronics will have no assets or liabilities.

5. No Misleading Statements or Omissions. Neither this Agreement nor any Exhibit, or Schedule of Documents attached hereto or presented to Eurotronics and Saxx Holdings by Saxx or to Saxx by Eurotronics and Saxx Holdings in connection herewith, contains any materially misleading statement, or omits any fact of statement necessary to make the other statements or facts therein set forth not materially misleading.

6. Validity of this Agreement. By Closing, all corporate and other proceedings required to be taken by Saxx, Saxx Holdings and Eurotronics in order to enter into and to carry out this Agreement will have been duly and properly taken. This Agreement has been duly executed by Saxx, Saxx Holdings and Eurotronics constitutes the valid and binding obligation of each of them, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate the parties Certificate of Incorporation or document of undertaking, oral or written, to which the parties are a party to or is bound or may be affected by, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by the parties can continue to be so conducted after completion of the transaction contemplated hereby, with Saxx as a wholly-owned subsidiary of the corporation resulting from the reorganization between Eurotronics and Saxx.

7. Enforceability of this Agreement. When duly executed and delivered, this Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by the parties hereto. according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights.

8. Access to Books and Records. Saxx, Saxx Holdings and Eurotronics agree to provide full and free access to eachother's respective corporate books during the course of this transaction prior to Closing, during regular business hours.

9. Indemnification. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of this Agreement and payment pursuant thereto. The officers and directors of the parties hereto hereby agree, jointly and severally, to indemnify, defend, and hold eachother harmless from and against any damage, loss liability, or expense (including, without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any material breach of any representation, warranty, covenant, or agreement made by the officers and directors of the parties to this Agreement.

10. Restricted Shares; Legend. All of the Eurotronics Common Shares issued to Saxx hereunder will be "restricted securities" as defined in Rule 144 under the 1933 Act; and each stock certificate issued to Saxx hereunder will bear the usual restrictive legend to such effect. Appropriate Stop Transfer instructions will be given to Eurotronics' stock transfer agent.

11. Termination. This Agreement may be terminated at any time before or; at Closing, by:

         a. The mutual agreement of the parties;

         b. Any party if:

            i. Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished.

            ii.  Any legal  proceeding  shall have been  instituted  or shall be
            imminently   threatening   to  delay,   restrain   or  prevent   the
            consummation of this Agreement.

      c. Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

12. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as it they were set forth in entirety.

13. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

14. Closing. The Closing of the transactions contemplated by this Agreement ("Closing") shall take place at 1:00 P.M. on the day after all parties have supplied the required documents and obtained the required approvals as discussed herein except that Saxx shall have until 60 days from the date of this Agreement to obtain the financial statements as discussed herein. Closing shall take place at the offices of 268 West 400 South, Salt Lake City, Utah 84101 or such other date and place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah.

16. Counterparts. This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute on and the same binding Agreement, with one counterpart being delivered to each party hereto.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


Eurotronics Holdings Incorporated                         Saxx Capital, Inc.


By:   /s/ Melvin Fields                                   By:   /s/ Anne Moxon
     Melvin Fields,  President                             Anne Moxon, Secretary